Income Taxes - Schedule of Income Tax Provision (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current tax provision:
Federal	$ 2	$ 0	$ 0
State	1	37	2
Foreign	567	189	126
Total current tax provision	570	226	128
Deferred tax provision:
Federal	0	0	0
State	0	0	0
Foreign	(833)	(5)	(7)
Total provision for (benefit from) income taxes	$ (263)	$ 221	$ 121